                        VAN KAMPEN EMERGING GROWTH FUND

                        SUPPLEMENT DATED APRIL 28, 2000,
            SUPERCEDING THE SUPPLEMENT DATED FEBRUARY 9, 2000 TO THE
                      PROSPECTUS DATED DECEMBER 29, 1999,
                        AS SUPPLEMENTED JANUARY 10, 2000

    The Prospectus is hereby supplemented as follows:

    (1) The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES-- PORTFOLIO MANAGEMENT" is hereby deleted and replaced in its entirety with the following:

        PORTFOLIO MANAGEMENT. The Fund is managed by a team of portfolio managers headed by Gary M. Lewis, Senior Portfolio Manager. Mr. Lewis has been Senior Vice President of the Adviser and Asset Management since September 1995. Mr. Lewis became a Vice President and Portfolio Manager of Asset Management in June 1991. Mr. Lewis has been employed by Asset Management since September 1986. He has been affiliated with the Fund since its inception.

        Portfolio Managers Dudley Brickhouse, Matthew Hart, Janet Luby and David Walker are responsible as co-managers for the day-to-day management of the Fund's investment portfolio.

        Mr. Brickhouse has been a Portfolio Manager and Vice President of the Adviser and Asset Management since December 1998. Mr. Brickhouse became an Associate Portfolio Manager of the Adviser and Asset Management in September 1997. Prior to September 1997, Mr. Brickhouse was a Vice President and Portfolio Manager with NationsBank Investment Management, where he had worked since 1995. He has been affiliated with the Fund since September 1997.

        Mr. Hart has been a Vice President of the Adviser and Asset Management since December 1998. Mr. Hart, a Portfolio Manager since January 1998, became an Associate Portfolio Manager of the Adviser and Asset Management in August 1997. Prior to August 1997, Mr. Hart worked in various positions within the portfolio area of AIM Capital Management, Inc. since June 1992. His last position in the AIM portfolio area was a convertible bonds analyst. He has been affiliated with the Fund since February 2000.

        Ms. Luby has been a Portfolio Manager and Vice President of the Adviser and Asset Management since December 1998. Ms. Luby became an Assistant Vice President of the Adviser and Asset Management in December of 1997. Ms. Luby was an Associate Portfolio Manager of Asset Management since July 1995. Prior to July 1995, she spent eight years at AIM Capital Manage-

                        VAN KAMPEN EMERGING GROWTH FUND

                     SUPPLEMENT DATED APRIL 28, 2000 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 29, 1999,
               SUPERCEDING THE SUPPLEMENT DATED JANUARY 18, 2000

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The second sentence on the front cover of the Statement of Additional Information is hereby deleted and replaced with the following:

     The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks of companies considered by the Fund's investment adviser to be emerging growth companies.

     (2) The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all information pertaining to Paul G. Yovovich, effective April 14, 2000.

     (3) The section entitled "TRUSTEES AND OFFICERS--OFFICERS" is hereby amended by deleting all information pertaining to Curtis W. Morell and Tanya M. Loden, effective January 31, 2000, Dennis J. McDonnell, effective March 31, 2000, and Edward C. Wood, III and Stephen L. Boyd, effective April 17, 2000, and by adding the following:

Stephen L. Boyd...........................  Executive Vice President and Chief Investment Officer of
Date of Birth: 11/16/40                     Van Kampen Investments, and President and Chief Operating
Executive Vice President and                Officer of the Advisers. Executive Vice President and
Chief Investment Officer                    Chief Investment Officer of each of the funds in the Fund
                                            Complex and certain other investment companies advised by
                                            the Advisers or their affiliates. Prior to April 2000,
                                            Vice President and Chief Investment Officer of the
                                            Advisers. Prior to October 1998, Vice President and
                                            Senior Portfolio Manager with AIM Capital Management,
                                            Inc. Prior to February 1998, Senior Vice President and
                                            Portfolio Manager of Van Kampen American Capital Asset
                                            Management, Inc., Van Kampen American Capital Investment
                                            Advisory Corp. and Van Kampen American Capital
                                            Management, Inc.
John H. Zimmermann, III...................  Senior Vice President and Director of Van Kampen
Date of Birth: 11/25/57                     Investments, President and Director of the Distributor
Vice President                              and President of Van Kampen Insurance Agency of Illinois
                                            Inc. Vice President of each of the funds in the Fund
                                            Complex. From November 1992 to December 1997, Senior Vice
                                            President of the Distributor.

     (4) The footnote to the "CLASS A SHARES SALES CHARGE TABLE" at the end of the second paragraph in the section entitled "DISTRIBUTION AND SERVICE" is hereby deleted in its entirety and replaced with the following:

          * No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.